Net Loss Per Share	9 Months Ended
Sep. 30, 2011
Net Loss Per Share [Abstract]
Net Loss Per Share

3. Net Loss Per Share

We calculate basic net loss per share using the weighted average common shares outstanding for the periods presented. Diluted net income per share would include the impact of other dilutive equity instruments, primarily our options and warrants. For the periods ended September 30, 2011 and 2010, options and warrants totaled 18.6 million and 11.8 million shares, respectively. We reported net losses for the periods presented and, therefore, options and warrants were excluded from the calculation of diluted net loss per share as they were anti-dilutive.